Exhibit B
                               FIRST AMENDMENT TO
                      CONTRACT FOR ALASKA ACCESS SERVICES (1)

This FIRST AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this first day of March, 1996, between GENERAL COMMUNICATION, INC. ("GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and MCI TELECOMMUNICATIONS CORPORATION ("MCI") with offices located at 1801 Pennsylvania Avenue, N.W., Washington DC 20006.

WHEREAS, GCI and MCI entered into a Contract For Alaska Access Services, effective as of January 1, 1993, and

WHEREAS, GCI and MCI desire to amend the Contract,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and MCI agree as follows:

1. Paragraph 2. B. (2) of the Contract shall be deleted and the following inserted in its place:

         (2)      *********.  ********** (except for ********** shall be charged at the following rates per minute in the appropriate periods:

                                Date                            Rate in Dollars
                                ----                            ---------------
                           January 1, 1996                      ********
                           April 1, 1996                        ********
                           April 1, 1997                        ********
                           April 1, 1998                        ********
                           April 1, 1999 & thereafter           ********


         There shall be no time of day discount. ********* shall pay the ********* access and Alascom interexchange charges for ***********. Any query charges associated with the routing of ************, will be passed on to **********.

2. Paragraph 3 of the Contract shall be deleted and the following inserted in its place:

                  3. TERM. Except for **********, services provided pursuant to Section 2.A shall be for a term of five
                           (5) years beginning April 1, 1996 and ending March 31, 2001. The term shall be *********** through and including March 31, ******* unless either party elects to cancel the ***************** by giving written notice of non-renewal at least ********* to the commencement of any ********. The services for ******** traffic shall be for a term of ********** upon the issue of the ********** authorizing the turn up of a serving area. The term for ******************** shall be automatically extended for *************** through and including
                           ********************************

----------------------
1 In this document "****" are used in place of redacted information.

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                           unless  either  party  elects to cancel  the  renewal
                           periods by giving  written  notice of  non-renewal at
                           least   *****************   to  the  commencement  of
                           *******************.

3. All other terms and conditions of the Contract remain unchanged by this Amendment and are in full force and effect.

4.       This Amendment will be effective on April 1, 1996.

5. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.


MCI TELECOMMUNICATIONS                      GENERAL COMMUNICATION, INC.
CORPORATION


/s/                                                  /s/
------------------------------                       --------------------------
Authorized Signature                                 Authorized Signature


James M. Schneider                                   William C. Behnke
Senior Vice President                                Senior Vice President

------------------------------                       --------------------------
Print Name and Title                                 Print Name and Title


         ___                                         March 20, 1996
------------------------------                       --------------------------
Date                                                 Date

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